CENTRAL EUROPEAN MEDIA ENTERPRISES
REPORTS THIRD QUARTER RESULTS

THIRD QUARTER
- Net Revenues Increase 64%
- Net Loss from Continuing Operations Improves $0.3 Million to Negative $6.6 Million
- Segment(1) EBITDA Increases 23%

NINE MONTHS
- Net Revenues Increase 46%
- Net Income from Continuing Operations Swings $37.3 Million to Positive $4.7 Million
- Segment(1) EBITDA Increases 88%

Management confirms full year guidance of $70.0 Million Segment(1) EBITDA

HAMILTON, BERMUDA, November 4, 2004 - Central European Media Enterprises Ltd. (CME) (NASDAQ: CETV) today announced financial results for the three and nine month periods ended September 30, 2004.

Compared to the third quarter of 2003, Consolidated Net Revenues for the third quarter of 2004 increased 64% to $36.5 million. Operating loss for the quarter increased $1.0 million to $6.7 million. In the quarter, net loss from continuing operations improved $0.3 million, and fully diluted earnings per share in respect of continuing operations improved from a loss of $0.26 to a loss of $0.23. Compared to the third quarter of 2003, Segment(1) EBITDA for the quarter increased 23% to $3.6 million.

Compared to the first nine months of 2003, Consolidated Net Revenues for the nine months to September 30, 2004 increased 46% to $117.3 million. Operating income in the first nine months of 2004 increased $16.1 million to $8.1 million. In the first nine months of 2004 net income from continuing operations improved $37.3 million to $4.7 million, and fully diluted earnings per share in respect of continuing operations increased $1.38 to $0.15. Compared to the first nine months of 2003, Segment(1)   EBITDA for the first nine months of 2004 increased 88% to $43.6 million.

Michael Garin, Chief Executive Officer of CME, said, "CME continues its laser-like focus on its four announced goals: enhancing operating growth; increasing ownership interests in existing networks; expanding in the Balkans; and pursuing an acquisition in the larger markets of Eastern Europe. The Company's ability to reaffirm its year-end guidance while it invests both in its new Croatian network and the expansion to a 24 hour Ukraine broadcast schedule underscores the strength of our performance."

(1)	Segment Data, Segment Net Revenues and Segment EBITDA include our Slovak Republic operations and certain Romanian operations that are not consolidated under US-GAAP and are all non US-GAAP measures. For a reconciliation to the most directly comparable US-GAAP financial measures, see ‘Reconciliation Between Consolidated Statements of Operations and Segment Data (non US-GAAP)' below. We define Segment EBITDA margin as Segment EBITDA expressed as a percentage of Segment Net Revenue.

- continued -

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Wallace Macmillan, Chief Financial Officer of CME, said "I am very pleased to report that we exceeded Segment(1)  Net Revenues and Segment(1)  EBITDA guidance in what is historically the slowest quarter of the broadcasting year. Seasonality in the industry gives rise to quarterly revenues that are lowest in the third calendar quarter and highest in the fourth. This makes it particularly difficult for investors to extrapolate our third quarter results to the full-year period. As we enter the fourth quarter we remain well positioned to achieve our 2004 business plan."

Consolidated Results for the Three Months Ended September 30, 2004

Consolidated Net Revenues for the three months ended September 30, 2004 increased by 64% to $36.5 million from $22.3 million for the three months ended September 30, 2003. Operating loss for the period was $6.7 million compared with a loss of $5.7 million for the three months ended September 30, 2003. Net loss for the period was $5.6 million compared to $6.6 million for the three months ended September 30, 2003. Fully diluted earnings per share for the period increased $0.05 to $(0.20) for the three months ended September 30, 2004.

Headline Consolidated Results for the three months ended September 30, 2004 and 2003 were:

	CONSOLIDATED RESULTS (Unaudited)
	For the Three Months Ended September 30, (US $000's)
	2004	2003 (1)	US$ change	% change
Net revenues	$ 36,543	$ 22,272	$ 14,271	64%
Operating loss	$ (6,736)	$ (5,686)	$ (1,050)	(18)%
Net loss from continuing operations	$ (6,590)	$ (6,850)	$ 260	4%
Net loss	$ (5,647)	$ (6,586)	$ 939	14%
Fully diluted earnings per share	$ (0.20)	$ (0.25)	$ 0.05	20%
(1) Restated to reflect the adoption of FASB Interpretation No. 46 (revised December 2003), "Consolidation of Variable Interest Entities" ("FIN 46 (R)").

Consolidated Results for the Nine Months Ended September 30, 2004

Consolidated Net Revenues for the nine months ended September 30, 2004 increased by 46% to $117.3 million from $81.2 million for the nine months ended September 30, 2003. Operating income for the period was $8.1 million compared with a loss of $8.1 million for the nine months ended September 30, 2003. Net income from continuing operations for the period was $4.7 million compared to $313.0 million for the nine months ended September 30, 2003. Fully diluted earnings per share decreased from $10.49 to $0.18 for the nine months ended September 30, 2004. Excluding the one time gain of $345.5 million from discontinued operations in the Czech Republic fully diluted earnings per share in respect of continuing operations increased $1.38 to $0.15.

(1)	Segment Data, Segment Net Revenues and Segment EBITDA include our Slovak Republic operations and certain Romanian operations that are not consolidated under US-GAAP and are all non US-GAAP measures. For a reconciliation to the most directly comparable US-GAAP financial measures, see ‘Reconciliation Between Consolidated Statements of Operations and Segment Data (non US-GAAP)' below. We define Segment EBITDA margin as Segment EBITDA expressed as a percentage of Segment Net Revenue.

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Headline Consolidated Results for the nine months ended September 30, 2004 and 2003 were:

CONSOLIDATED RESULTS (Unaudited)
For the Nine Months Ended September 30, (US $000's)
	2004	2003 (1)	US$ change	% change
Net revenues	$ 117,277	$ 80,177	$ 37,100	46%
Operating income/(loss)	$ 8,058	$ (8,085)	$ 16,143	-
Net income/(loss) from continuing operations	$ 4,659	$ (32,592)	$ 37,251	-
Net income	$ 5,557	$ 312,953	$ (307,396)	-
Fully diluted earnings per share	$ 0.18	$ 10.49	$ (10.31)	-
(1) Restated to reflect the adoption of FIN 46 (R).

Segment(1) Results

We evaluate the performance of our television operations based on Segment(1)  Net Revenues and EBITDA (earnings before interest, taxes, depreciation and amortization).

Segment(1) Results for the Three Months Ended September 30, 2004

For the three months ended September 30, 2004 Total Segment(1)  Net Revenues increased 50% to $47.2 million from $31.5 million for the three months ended September 30, 2003. Total Segment(1) EBITDA for the three months ended September 30, 2004 increased 23% to $3.6 million from $2.9 million in the three months ended September 30, 2003. Segment(1) EBITDA Margins for the three months ended September 30, 2004 and 2003 were 8% and 9%, respectively.

Our Total Segment(1) Net Revenues and Total Segment(1)  EBITDA for the three months ended September 30, 2004 and 2003 were:

	SEGMENT(1) RESULTS (Unaudited)
	For the Three Months Ended September 30, (US $000's)
	2004	2003	US$ change	% change
Total Segment Net Revenues	$ 47,227	$ 31,544	$ 15,683	50%
Total Segment EBITDA	$ 3,637	$ 2,948	$ 689	23%
Segment EBITDA Margin	8%	9%

(1)	Segment Data, Segment Net Revenues and Segment EBITDA include our Slovak Republic operations and certain Romanian operations that are not consolidated under US-GAAP and are all non US-GAAP measures. For a reconciliation to the most directly comparable US-GAAP financial measures, see ‘Reconciliation Between Consolidated Statements of Operations and Segment Data (non US-GAAP)' below. We define Segment EBITDA margin as Segment EBITDA expressed as a percentage of Segment Net Revenue.

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Segment(1) Results for the Nine Months Ended September 30, 2004

For the nine months ended September 30, 2004 Total Segment(1) Net Revenues increased 39% to $158.1 million from $113.6 million for the nine months ended September 30, 2003. Total Segment(1) EBITDA for the nine months ended September 30, 2004 increased 88% to $43.6 million from $23.2 million in the nine months ended September 30, 2003. Segment(1) EBITDA Margins for the nine months ended September 30, 2004 and 2003 were 28% and 20%, respectively.

Our Total Segment(1) Net Revenues and Total Segment(1) EBITDA for the nine months ended September 30, 2004 and 2003 were:
	SEGMENT(1) RESULTS (Unaudited)
	For the Nine Months Ended September 30, (US $000's)
	2004	2003	US$ change	% change
Total Segment Net Revenues	$ 158,118	$ 113,635	$ 44,483	39%
Total Segment EBITDA	$ 43,638	$ 23,168	$ 20,470	88%
Segment EBITDA Margin	28%	20%

The Company will host a teleconference to discuss its results on Thursday, November 4, 2004 at 10:30 am (New York Time). To access the teleconference, please dial +1 888-858-4723 (U.S. callers) or +1 973-582-2792 (international callers) ten minutes prior to the start time. The teleconference will also be available via live webcast on the Company's website, located at www.cetv-net.com. If you cannot listen to the teleconference at its scheduled time, there will be a replay available through November 11, 2004 that can be accessed by dialing +1 877-519-4471 (U.S. callers) or +1 973-341-3080 (international callers), passcode: 5260389. A replay will also be archived on the company's website.

(1)	Segment Data, Segment Net Revenues and Segment EBITDA include our Slovak Republic operations and certain Romanian operations that are not consolidated under US-GAAP and are all non US-GAAP measures. For a reconciliation to the most directly comparable US-GAAP financial measures, see ‘Reconciliation Between Consolidated Statements of Operations and Segment Data (non US-GAAP)' below. We define Segment EBITDA margin as Segment EBITDA expressed as a percentage of Segment Net Revenue.

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Forward-Looking and Cautionary Statements

This report contains forward-looking statements, including statements regarding the future economic climate in our markets, future investments in television broadcast operations and the financing thereof, the growth potential of advertising spending in our markets, and business strategies and commitments. For these statements and all other forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond our control and some of which might not even be anticipated. Future events and actual results, affecting our strategic plan as well as our financial position, results of operations and cash flows, could differ materially from those described in or contemplated by the forward-looking statements. Important factors that contribute to such risks include, but are not limited to, the outcome of discussions with regard to investments in television broadcast operations, our ability to raise financing for such investments, the rate of development of advertising markets in countries where we operate, general market and economic conditions in these countries, the US and Western Europe, the renewals of broadcasting licenses, the regulatory environment and compliance, the ability to acquire programming and the ability to attract audiences.

This press release should be read in conjunction with our Form 10-Q for the period ended September 30, 2004, which was filed with the Securities and Exchange Commission on November 4, 2004, our Form 10-K for the year ended December 31, 2003 filed with the SEC on February 25, 2004, as amended by our Form 10-K/A filed with the SEC on March 12, 2004 and which contains material information.

The Company makes available, free of charge, on our website at http://www.cetv-net.com our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the Securities and Exchange Commission.

Central European Media Enterprises Ltd. (CME) is a TV broadcasting company with leading stations in five countries reaching an aggregate of approximately 75 million people. The Company's television stations are located in Croatia (Nova TV), Romania (PRO TV, Acasa, PRO Cinema), Slovenia (POP TV, Kanal A), Slovakia (Markiza TV) and Ukraine (Studio 1+1). CME is traded on the NASDAQ under the ticker symbol "CETV".
###

For additional information, please visit www.cetv-net.com or contact:
United States:	United Kingdom:
Jonathan Lesko/Michael Smargiassi (Investors) Olga Shmuklyer (Press) Brainerd Communicators, Inc. +1 212-986-6667	Wallace Macmillan Vice President Finance & Chief Financial Officer +44-20-7430-5430

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CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS
(US$ 000's, except share and per share data)
(Unaudited)
	For the three months ended September 30,		For the nine months ended September 30,
	2004	2003 (1)	2004	2003 (1)
Net revenues	$36,543	$22,272	$117,277	$80,177
STATION EXPENSES:
Operating costs	9,055	7,529	22,464	20,690
Cost of programming	17,266	9,581	46,829	33,146
Depreciation of station fixed assets and other intangibles.	2,018	1,327	4,816	4,030
Total station operating costs and expenses	28,339	18,437	74,109	57,866
Station selling, general and administrative expenses	6,676	2,601	14,560	9,997
Operating income before corporate expenses	1,528	1,234	28,608	12,314
CORPORATE EXPENSES:
Corporate operating costs	5,492	5,201	13,463	12,056
Stock based compensation	2,710	1,719	6,963	8,343
Amortization of intangibles	62	-	124	-
Operating income/(loss)	(6,736)	(5,686)	8,058	(8,085)
Equity in income/(loss) of unconsolidated affiliates	84	(429)	5,283	1,630
Interest income	960	1,044	3,200	4,328
Interest expense	(599)	(2,109)	(1,484)	(14,031)
Foreign currency exchange gain/(loss), net	1,133	(223)	(789)	(10,556)
Other income/(expense)	(159)	836	(940)	(2,429)
Income/(loss) before provision for income taxes, minority interest and discontinued operations	(5,317)	(6,567)	13,328	(29,143)
Provision for income taxes	(1,120)	(274)	(8,059)	(3,356)
Income/(loss) before minority interest and discontinued operations	(6,437)	(6,841)	5,269	(32,499)
Minority interest in income of consolidated subsidiaries	(153)	(9)	(610)	(93)
Net income/(loss) from continuing operations	(6,590)	(6,850)	4,659	(32,592)
Discontinued operations - Czech Republic:
Pre-tax income from discontinued operations	107	264	62	345,545
Tax on disposal of discontinued operations	836	-	836	-
Income on discontinued operations	943	264	898	345,545
Net income/(loss)	$(5,647)	$(6,586)	$5,557	$312,953

(1) Restated to reflect the adoption of FIN 46 (R).

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CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS (continued)
(US$ 000's, except share and per share data)
(Unaudited)

	For the three months ended September 30,		For the nine months ended September 30,
	2004	2003 (1)	2004	2003 (1)

PER SHARE DATA:
Net income/(loss) per share
Continuing operations - Basic	$(0.23)	$(0.26)	$0.16	$(1.23)
Continuing operations - Diluted	(0.23)	(0.26)	0.15	(1.23)
Discontinued operations - Basic	0.03	0.01	0.03	13.03
Discontinued operations - Diluted	0.03	0.01	0.03	11.58
Total net income - Basic	(0.20)	(0.25)	0.19	11.80
Total net income - Diluted	$(0.20)	$(0.25)	$0.18	$10.49

Weighted average common shares used in computing per share amounts (2):
Continuing operations - Basic (000's) (3)	28,359	26,512	28,359	26,512
Continuing operations - Diluted (000's) (3)	28,359	26,512	30,110	26,512
Discontinued operations - Basic (000's) (3)	28,359	26,512	28,359	26,512
Discontinued operations - Diluted (000's) (3)	30,110	29,836	30,110	29,835
Total net income - Basic (000's) (3)	28,359	26,512	28,359	26,512
Total net income - Diluted (000's) (3)	28,359	26,512	30,110	29,835

(1) Restated to reflect the adoption of FIN 46 (R).

(2) All per share data has been adjusted for the two-for-one stock splits which occurred on January 10, 2003 and November 5, 2003.

(3) Diluted EPS from continuing operations for the nine months ended September 30, 2004 includes the impact of 1,751,183 options to purchase common stock then outstanding. Diluted EPS from continuing operations for the nine months ended September 30, 2003 does not include the impact of 3,323,383 options as their inclusion would reduce the net loss per share and would be anti-dilutive. Diluted EPS from discontinued operations and total net income for the nine months ended September 30, 2004 and 2003 includes the impact of 1,751,183 and 3,323,383 options, respectively to purchase common stock then outstanding.

Diluted EPS from continuing operations and total net income for the three months ended September 30, 2004 and 2003 does not include the impact of 1,751,183 and 3,323,383 options, respectively to purchase common stock then outstanding, as their inclusion would reduce the net loss per share and would be anti-dilutive. Diluted EPS from discontinuing operations for the three months ended September 30, 2004 and 2003 includes the impact of 1,751,183 and 3,323,383 options, respectively to purchase common stock then outstanding.

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Segment Data

We manage our business on a geographic basis, and review the performance of each geographic segment using data that reflects 100% of operating and license company results. Our segments are comprised of Croatia, Romania, the Slovak Republic, Slovenia and Ukraine.

We evaluate the performance of our segments based on Segment EBITDA. Segment EBITDA includes STS and Markiza (our operating and license companies in the Slovak Republic) and certain Romanian operations which are not consolidated under US GAAP.

Segment EBITDA is determined as segment net income/loss, which includes costs for program rights amortization, before interest, taxes, depreciation and amortization of intangible assets. Items that are not allocated to our segments for purposes of evaluating their performance, and therefore are not included in Segment EBITDA, include:

•	expenses presented as corporate expenses in our consolidated statements of operations (i.e., corporate operating costs and stock-based compensation);

•	changes in the fair value of derivatives;

•	foreign currency exchange gains and losses;

•	certain unusual or infrequent items (e.g., gains and losses/impairments on assets or investments); and

•	amortization of intangibles.

Segment EBITDA is also used as a target for management bonuses.

Below is a table showing our Segment EBITDA by operation and a reconciliation of these figures to our consolidated US GAAP results for the three and nine months ended September 30, 2004 and 2003:

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Reconciliation Between Consolidated Statements of Operations
and Segment Data (non US-GAAP)

	SEGMENT FINANCIAL INFORMATION (Unaudited)
	For the Three Months Ended September 30,
	(US $000's)
	Segment Net Revenues (1)		Segment EBITDA
	2004	2003 (2)	2004	2003 (2)
Country
Croatia (NOVA TV)	$3,740	$-	$(1,648)	$-
Romania (3)	16,089	10,536	4,432	2,312
Slovak Republic (MARKIZA TV)	9,892	9,272	122	387
Slovenia (POP TV and KANAL A)	7,576	5,639	1,073	461
Ukraine (STUDIO 1+1)	9,930	6,097	(342)	(212)
Total Segment Data	$47,227	$31,544	$3,637	$2,948

Reconciliation to Consolidated Statement of Operations:

Consolidated Net Revenues / Income/(loss) before provision for income taxes, minority interest and discontinued operations	$36,543	$22,272	$(5,317)	$(6,567)
Corporate operating costs	-	-	5,492	5,201
Stock-based compensation	-	-	2,710	1,719
Amortization of intangibles	-	-	62	-
Unconsolidated Equity Affiliates (4)	10,684	9,272	91	387
Station Depreciation	-	-	2,018	1,327
Equity in (income)/loss of unconsolidated equity affiliates	-	-	(84)	429
Interest income	-	-	(960)	(1,044)
Interest expense	-	-	599	2,109
Foreign currency exchange (gain)/loss, net	-	-	(1,133)	223
Other (income)/expense	-	-	159	(836)
Total Segment Data	$47,227	$31,544	$3,637	$2,948

(1) All net revenues are derived from external customers. There are no inter-segmental revenues.

(2) Restated to reflect the adoption of FIN 46 (R).

(3) Romanian networks are PRO TV, PRO CINEMA, ACASA, PRO TV INTERNATIONAL and PRO FM.

(4) Unconsolidated equity affiliates are STS in the Slovak Republic and Media Pro in Romania.

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	SEGMENT FINANCIAL INFORMATION (Unaudited)
	For the Nine Months Ended September 30,
	(US $000's)
	Segment Net Revenues (1)		Segment EBITDA
	2004	2003 (2)	2004	2003 (2)
Country
Croatia (NOVA TV)	$3,740	$-	$(1,648)	$-
Romania (3)	48,875	33,544	14,670	7,373
Slovak Republic (MARKIZA TV)	39,235	33,458	9,846	6,824
Slovenia (POP TV and KANAL A)	30,984	24,548	11,860	6,810
Ukraine (STUDIO 1+1)	35,284	22,085	8,910	2,161
Total Segment Data	$158,118	$113,635	$43,638	$23,168

Reconciliation to Consolidated Statement of Operations:

Consolidated Net Revenues / Income/(loss) before provision for income taxes, minority interest and discontinued operations	$117,277	$80,177	$13,328	$(29,143)
Corporate operating costs	-	-	13,463	12,056
Stock-based compensation	-	-	6,963	8,343
Amortization of intangibles	-	-	124	-
Unconsolidated Equity Affiliates (4)	40,841	33,458	10,214	6,824
Station Depreciation	-	-	4,816	4,030
Equity in (income)/loss of unconsolidated equity affiliates	-	-	(5,283)	(1,630)
Interest income	-	-	(3,200)	(4,328)
Interest expense	-	-	1,484	14,031
Foreign currency exchange (gain)/loss, net	-	-	789	10,556
Other expense	-	-	940	2,429
Total Segment Data	$158,118	$113,635	$43,638	$23,168

(1) All net revenues are derived from external customers. There are no inter-segmental revenues.

(2) Restated to reflect the adoption of FIN 46 (R).

(3) Romanian networks are PRO TV, PRO CINEMA, ACASA, PRO TV INTERNATIONAL and PRO FM.

(4) Unconsolidated equity affiliates are STS in the Slovak Republic and Media Pro in Romania.